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                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                      SUPPLEMENT DATED DECEMBER 5, 1995 TO
                         PROSPECTUS DATED APRIL 30, 1995

HOLIDAY SCHEDULE CHANGE:

     SM&R's observance of the 1995 Christmas holidays has been changed to Monday, December 25, 1995 and Tuesday, December 26, 1995. SM&R will be open for business on Friday, December 22, 1995. This change modifies the language appearing on page 9 of the American National Investment Accounts, Inc. Prospectus.